CONFIRMATION OF ACCEPTANCE

BROWN & BROWN, INC.

            Reference is made to the Master Shelf and Note Purchase Agreement (the "Note Purchase Agreement"), dated as of December 22, 2006, among Brown & Brown, Inc., a Florida corporation (the "Company"), Prudential Investment Management, Inc. and each of the other Persons named therein as parties thereto.  All terms used herein that are defined in the Note Purchase Agreement have the respective meanings specified in the Note Purchase Agreement.

Prudential or the Prudential Affiliate which is named below as a Purchaser of Shelf Notes hereby confirms the representations as to such Notes set forth in Section 5 of the Agreement, and agrees to be bound by the provisions of Section 2.2 of the Agreement.

Pursuant to Section 2.2(f) of the Note Purchase Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:

I. Accepted Note. Aggregate principal amount: $100,000,000.00.

(A) (a) Name of Purchaser: The Prudential Insurance Company of America
(b) Principal amount: $82,655,000.00
(c) Final maturity date: September 15, 2018
(d) Principal installment dates and amounts: Principal is paid on September 15, 2018.
(e) Interest rate: 4.50%
(f) Interest payment period: Interest is paid quarterly on March 15, June 15, September 15 and December 15, commencing September 15, 2011.
(g) Registration Number;
(h) Modifications to applicable Make-Whole Amount or Optional Floating Rate Prepayment Amount, if any: None

(B) (a) Name of Purchaser: The Prudential Insurance Company of America
(b) Principal amount: $3,250,000.00
(c) Final maturity date: September 15, 2018
(d) Principal installment dates and amounts: Principal is paid on September 15, 2018.
(e) Interest rate: 4.50%
(f) Interest payment period: Interest is paid quarterly on March 15, June 15, September 15 and December 15, commencing September 15, 2011.
(g) Registration Number;
Modifications to applicable Make-Whole Amount or Optional Floating Rate Prepayment Amount, if any: None

(C) (a) Name of Purchaser: Prudential Retirement Insurance and Annuity Company
(b) Principal amount: $4,320,000.00
(c) Final maturity date: September 15, 2018
(d) Principal installment dates and amounts: Principal is paid on September 15, 2018.
(e) Interest rate: 4.50%
(f) Interest payment period: Interest is paid quarterly on March 15, June 15, September 15 and December 15, commencing September 15, 2011.
(g) Registration Number;
(h) Modifications to applicable Make-Whole Amount or Optional Floating Rate Prepayment Amount, if any: None

(D) (a) Name of Purchaser: Prudential Retirement Guaranteed Cost Business Trust
(b) Principal amount: $3,100,000.00
(c) Final maturity date: September 15, 2018
(d) Principal installment dates and amounts: Principal is paid on September 15, 2018.
(e) Interest rate: 4.50%
(f) Interest payment period: Interest is paid quarterly on March 15, June 15, September 15 and December 15, commencing September 15, 2011.
(g) Registration Number;
(h) Modifications to applicable Make-Whole Amount or Optional Floating Rate Prepayment Amount, if any: None

(E) (a) Name of Purchaser: Pruco Life Insurance Company of New Jersey
(b) Principal amount: $3,675,000.00
(c) Final maturity date: September 15, 2018
(d) Principal installment dates and amounts: Principal is paid on September 15, 2018.
(e) Interest rate: 4.50%
(f) Interest payment period: Interest is paid quarterly on March 15, June 15, September 15 and December 15, commencing September 15, 2011.
(g) Registration Number;
(h) Modifications to applicable Make-Whole Amount or Optional Floating Rate Prepayment Amount, if any: None

(F) (a) Name of Purchaser: MTL Insurance Company
(b) Principal amount: $3,000,000.00
(c) Final maturity date: September 15, 2018
(d) Principal installment dates and amounts: Principal is paid on September 15, 2018.
(e) Interest rate: 4.50%
(f) Interest payment period: Interest is paid quarterly on March 15, June 15, September 15 and December 15, commencing September 15, 2011.
(g) Registration Number;
(h) Modifications to applicable Make-Whole Amount or Optional Floating Rate Prepayment Amount, if any: None

II. Closing Day: September 15, 2011

Dated: January 21, 2011

BROWN & BROWN, INC.

/S/ CORY T. WALKER
By:
Name: Cory T. Walker
Title: SVP & CFO

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

/S/ BILLY GREER
By:
Name: Billy Greer
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

/S/ BILLY GREER
By:
Name: Billy Greer
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY

By: Prudential Investment Management, Inc.,
as investment manager

/S/ BILLY GREER
By:______________________________
Vice President

PRUDENTIAL RETIREMENT GUARANTEED
COST BUSINESS TRUST

By: Prudential Investment Management, Inc.,
as investment manager

/S/ BILLY GREER
By:_________________________________
Vice President

PRUCO LIFE INSURANCE COMPANY OF
NEW JERSEY

/S/ BILLY GREER
By: ___________________________________
Assistant Vice President

MTL insurance company

By: Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc.
(as its General Partner)

/S/ BILLY GREER
By: ______________________________
Vice President